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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported); November 12, 1998

                         MORGAN STANLEY CAPITAL I INC.
            (Exact name of registrant as specified in its charter)


      DELAWARE                      333-62911                  13-3291626
  (State or Other            (Commission File Number)       (I.R.S. Employer
Jurisdiction Incorporation                               Identification Number)

                                   ---------

                                 1585 Broadway
                                   2nd Floor
                           New York, New York 10036
                         (principal executive offices)
                                (212) 761-4000


Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     On November 12, 1998, a single series of certificates, entitled Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates,
Series 1998-HF2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of November 1, 1998 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Capital I Inc. (the "Depositor") as depositor, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle National Bank, as Trustee and ABN Amro Bank N.V., as fiscal agent. The Certificates consist of eighteen classes identified as the "Class A1 Certificates", the "Class A2 Certificates", the "Class X Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class R-I Certificates", the "Class R-II Certificates", and the "Class R-III Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 262 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on March 1, 1998 (the "Cut-off Date"), an aggregate principal balance of $1,058,111,956 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

     The Class A1 Certificates have an initial Class Principal Balance of $203,500,000. The Class A2 Certificates have an initial Class Principal Balance of $547,759,000. The Class X Certificates have an initial Class Notional Amount of $1,058,111,956. The Class B Certificates have an initial Class Principal Balance of $52,906,000. The Class C Certificates have an initial Class Principal Balance of $52,905,000. The Class D Certificates have an initial Class Principal Balance of $58,196,000. The Class E Certificates have an initial Class Principal Balance of $21,163,000. The Class F Certificates have an initial Class Principal Balance of $23,807,000. The Class G Certificates have an initial Class Principal Balance of $18,517,000. The Class H Certificates have an initial Class Principal Balance of $10,581,000. The Class J Certificates have an initial Class Principal Balance of $21,162,000. The Class K Certificates have an initial Class Principal

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Balance of $10,582,000. The Class L Certificates have an initial Class Principal
Balance of $15,871,000. The Class M Certificates have an initial Class Principal Balance of $10,581,000. The Class N Certificates have an initial Class Principal Balance of $10,581,956. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired
         Not Applicable.

     (b) Pro Forma Financial Information
         Not Applicable.

     (c) Exhibits.


                   Exhibit No.
                   of Item 601 of
Exhibit No.        Regulation S-K          Description
-----------        --------------          -----------
4.1                4                       Pooling and Servicing Agreement dated
                                           as of November 1, 1998 among Morgan
                                           Stanley Capital I Inc. as depositor,
                                           GMAC Commercial Mortgage Corporation,
                                           as master servicer, and special
                                           servicer, LaSalle National Bank, as
                                           trustee, and ABN Amro Bank N.V., as
                                           fiscal agent.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 1, 1998


MORGAN STANLEY CAPITAL I INC.


By: /s/ Russell Rahbany
    -------------------------
Name:   Russell Rahbany
Title:  Vice President